Exhibit 4.1

Number		Shares
BULLDOG FINANCIAL SERVICES, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF
NEVADA 100,000,000 SHARES COMMON STOCK
AUTHORIZED, $0.00001 PAR VALUE
CUSIP __________
SEE REVERSE FOR
CERTAIN
This		DEFINITIONS
certifies
that
is the owner of

FULLY PAID AND NON-ASSESSABLE
SHARES OF COMMON STOCK OF

BULLDOG FINANCIAL SERVICES, INC.
transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate
properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation,
as now or hereafter amended. This certificate is not valid
unless countersigned by the Transfer Agent. WITNESS
the facsimile seal of the Corporation and the signature
of its duly authorized officers

PRESIDENT	[SEAL]	SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common	UNIF GIFT MIN ACT	__________	Custodian	_______
TEN ENT	as tenants by the entireties		(Cust)		(Minor)
JT TEN	as joint tenants with the	Act	___________________
	right of survivorship and not		(State)
as tenants in common

Additional abbreviations may also be used though not in the above list.

For value received, ___________________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

__________________________________________________________________________________

__________________________________________________________________________________

__________________________________________________________________________________

_____________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________________________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

X ____________________________________________________________________________________
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY